Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the  period ending August 31, 2014 of Ample-Tee, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Lawrence Chenard,  President, Treasurer, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Ample-Tee, Inc.

By:      /s/ Lawrence Chenard

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Lawrence Chenard

President, Treasurer, Principal Executive Officer,

Principal Financial Officer, Principal Accounting Officer and Director

Date: May 14, 2015